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                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.


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                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 25, 1998


                        DIGITAL GENERATION SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)


        California                    000-27644                 94-3140772
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


875 Battery Street, San Francisco, California                      94111
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (415) 276-6600
                                                   -----------------------------


                                      Same
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         (Former name or Former Address, if Changed Since Last Report.)

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                  The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated October 13, 1998, related to the September 25, 1998 acquisition of substantially all of the property and assets of Digital Courier International Corporation ("DCIC"), an Alberta corporation, and its wholly-owned subsidiary, Digital Courier International Inc. ("DCII"), by 17231 Yukon Inc. ("Yukon"), a wholly-owned subsidiary of the Registrant incorporated under the laws of the Yukon Territory, Canada, which has subsequently changed its name to DG Systems North Inc. ("DG North"), as set forth below and in the pages attached hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired.

         The audited consolidated financial statements of DCIC for the twelve months ended September 30, 1997 and 1996 are attached hereto as Exhibit 7.1.

         The unaudited consolidated financial statements of DCIC for the sixth months ended March 31, 1998 and 1997 are attached hereto as Exhibit 7.2.

(b)      Pro Forma Financial Information.

         The following unaudited condensed pro forma combined financial statements of the Registrant, Starcom Mediatech, Inc., a wholly-owned subsidiary of the Registrant, and DCIC, attached hereto as Exhibit 7.3, give pro forma effect to the estimated financial impact of the Registrant's acquisition of the property and assets of DCIC and DCII on September 25, 1998. The condensed pro forma combined balance sheet at June 30, 1998 gives pro forma effect to the acquisition as if it was consummated on that date. The condensed pro forma combined statement of operations data for the six months ended June 30, 1998 and the twelve months ended December 31, 1997 give pro forma effect to the acquisition as if it was consummated as of the beginning of the respective periods presented.

         The unaudited condensed pro forma combined financial statements are based on the historical combined financial statements of the Registrant giving effect to the assumptions and adjustments set forth in the notes to the condensed pro forma combined financial statements.

         The unaudited condensed pro forma combined financial statements are provided for informational purposes only and are not necessarily indicative of how the Registrant's balance sheet and statement of operations would have been presented had the acquisition of property and assets of DCIC and DCII been consummated on the assumed dates, nor are they necessarily indicative of the presentation of the Registrant's balance sheet and statement of operations for any future period.



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(c) The following exhibits are filed herewith:

Exhibit
Number            Description
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7.1               The audited consolidated financial statements of DCIC for the twelve months ended September 30, 1997 and 1996.

7.2 The unaudited consolidated financial statements of DCIC for the six months ended March 31, 1998 and 1997.

7.3 The unaudited condensed pro forma combined financial statements of Digital Generation Systems, Inc., Starcom Mediatech, Inc. and DCIC.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DIGITAL GENERATION SYSTEMS, INC.



Date:  November 12, 1998          By: /s/ PAUL W. EMERY, II
                                      ------------------------------------------
                                      Paul W. Emery, II
                                      Vice President and Chief Financial Officer
                                      (Principal Financial and Chief Accounting
                                      Officer)



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                                  EXHIBIT INDEX

Exhibits
filed
herewith:         Description
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7.1               The audited consolidated financial statements of DCIC for the twelve months ended September 30, 1997 and 1996.

7.2 The unaudited consolidated financial statements of DCIC for the six months ended March 31, 1998 and 1997.

7.3 The unaudited condensed pro forma combined financial statements of Digital Generation Systems, Starcom Mediatech, Inc., and DCIC.